Exhibit 99.(C)(15)

Confidential Discussion Materials Regarding Project Thunder April 21, 2022

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Conflicts Committee (the “Conflicts Committee”) of the Board of Directors of Blueknight Energy Partners G.P., LLC, the general partner of Blueknight Energy Partners, L.P. (the “Partnership”), to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on behalf of the Conflicts Committee, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Partnership and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Partnership. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared exclusively for the benefit and internal use of the Conflicts Committee. These materials were compiled on a confidential basis for use by the Conflicts Committee and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore or any of its affiliates to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Table of Contents Section Executive Summary I BKEP Situation Analysis II Valuation of BKEP Common Units III Appendix A. Weighted Average Cost of Capital Analysis B. Historical Yields for Low Growth MLPs

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential I. Executive Summary

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Executive Summary Introduction â—¼ Evercore Group L.L.C. (“Evercore”) is pleased to provide the following materials to the Conflicts Committee (the “Conflicts Committee”) of the Board of Directors of Blueknight Energy Partners G.P. L.L.C. (the “General Partner”), the general partner of Blueknight Energy Partners, L.P. (“BKEP” or the “Partnership”), regarding Ergon Asphalt & Emulsions, Inc.’s (“Ergon” or the “Parent”) proposal to acquire all common units representing limited partner interests in the Partnership (each, a “Common Unit”) from the holders of such units other than Common Units held by Ergon, the General Partner or their respective affiliates (the “Unaffiliated Unitholders”) â—¼ Pursuant to the Agreement and Plan of Merger (the “Agreement”) among BKEP, the General Partner, Ergon and Merle, LLC, a newly-formed subsidiary of Ergon (“Merger Sub”), each BKEP common unit (other than common units held by Ergon, the Partnership or their respective subsidiaries) will be converted into the right to receive $4.65 per unit in cash (the “Consideration”) and each BKEP Series A Preferred Unit (other than preferred units held by Ergon, the Partnership or their respective subsidiaries) will be converted into the right to receive $8.75 per unit in cash (the “Transaction” or the “Merger”) ï,„ Ergon currently owns 6.3% of the current Common Units outstanding (and 30.9% of Common Units on an as-a-converted basis), and Ergon owns the 1.6% general partner interest and incentive distribution rights in BKEP through the General Partner â—¼ The materials include the following: ï,„ An executive summary, including an overview of the transaction, a review of Evercore’s evaluation process, a review of BKEP’s current partnership structure and the Transaction economics, a review of the negotiations between the Conflicts Committee and Ergon, and an analysis of BKEP’s historical trading performance ï,„ An analysis of BKEP’s current situation, including a summary of financial projections for BKEP as provided by BKEP management (“BKEP Financial Projections”), a summary of financial projections for BKEP as provided by BKEP management in which both the [***] Refined Gasoline Project and the [***] Asphalt Terminals Project are assumed to be completed (“BKEP Financial Projections – Stage 2”), a summary of the financial projections for BKEP as provided by BKEP management in which Stage 2 growth projects are executed and other incremental growth projects are executed (the “BKEP Financial Projections – Stage 2+”) and a summary of the financial projections for BKEP as requested by the Conflicts Committee in which BKEP maintains the BKEP Financial Projections with a 1.3x total coverage ratio ï,„ A valuation of BKEP’s Common Units ï,„ An appendix, which includes analyses of BKEP’s cost of capital 1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Executive Summary Summary Transaction Terms Counterparties â—¼ Ergon and its subsidiary (Merger Sub) â—¼ Ergon to acquire all publicly-owned Common Units from the Unaffiliated Unitholders for $4.65 per Common Unit in cash â—¼ Ergon to acquire all publicly-owned Series A Preferred Units from the holders of such units other than Ergon, the Partnership, or their respective subsidiaries for $8.75 per Series A Preferred Unit Transaction Public Ownership¹ Public % Ergon Ownership Ergon % Total Summary Common Units 40,798,414 93.7% 2,745,837 6.3% 43,544,251 Series A Preferred Units 13,604,926 39.5% 20,801,757 60.5% 34,406,683 â—¼ BKEP will cease to be a publicly-traded partnership and the Partnership will merge with and into Merger Sub, a Delaware limited liability company and indirect wholly owned Subsidiary of Ergon, with Merger Sub being the surviving entity Consideration â—¼ $4.65 for each BKEP Common Unit â—¼ Approval of the Conflicts Committee Approvals â—¼ Requires approval from (i) a Unit Majority, which means holders of a majority of the outstanding Common Units and the Series A Preferred Units, voting as a single class (with the Series A Preferred Units measured on an as-converted basis), and (ii) the holders of a majority of the Series A Preferred Units (affiliates of Ergon currently own 60.5% of Series A Preferred Units) Other â—¼ The Transaction is taxable to the Unaffiliated Unitholders Source: Public filings 1. Includes effect of dilutive securities including phantom units and RSUs 2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Executive Summary Evercore Evaluation Process Evercore has been asked by the Conflicts Committee, whether, in Evercore’s opinion, as of the date of its Opinion opinion, the Consideration to be received by the Unaffiliated Unitholders pursuant to the Agreement is Requested: fair, from a financial point of view, to the Unaffiliated Unitholders â—¼ In connection with rendering an opinion, Evercore has, among other things: ï,„ Reviewed certain publicly available historical operating and financial information relating to the Partnership that we deemed relevant, including as set forth in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2021 and certain of the Partnership’s Current Reports on Form 8-K, in each case as filed with or furnished to the Securities and Exchange Commission;ï,„ Reviewed certain projected financial data relating to the Partnership prepared and furnished to us by management of the Partnership, as approved for our use by management of the Partnership (the “Forecasts”); ï,„ Discussed with management of the Partnership its assessment of the past and current operations of the Partnership, the current financial condition and prospects of the Partnership, and the Forecasts (including management’s views on the risks and uncertainties of achieving the Forecasts);ï,„ Reviewed the reported prices and the historical trading activity of the Common Units;ï,„ Performed discounted cash flow analyses for the Partnership based on the Forecasts and other data provided by management of the Partnership;ï,„ Performed discounted distribution analyses for the Partnership utilizing projected distributions and other data provided by management of the Partnership;ï,„ Compared the financial performance of the Partnership and its stock market trading multiples with those of certain other publicly traded partnerships that we deemed relevant;ï,„ Compared the financial performance of the Partnership and the valuation multiples relating to the Merger with the financial terms of certain other transactions that we deemed relevant; ï,„ Reviewed the financial terms and conditions of the draft, dated April 21, 2022, of the Agreement; andï,„ Performed such other analyses and examinations and considered such other factors that we deemed appropriate 3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Executive Summary ($ and unit amounts in millions, except per unit amounts) Summary Organizational Structure and Transaction Economics Current Ownership Structure (As-Converted) Sources and Uses Other Sources $MM Ergon, Inc. Operating Cash $309 Subsidiaries Total Sources $309 Uses Units Price $MM 100.0% Common Units (Public) 40.8 $4.65 $190 Series A Preferred Units (Public) 13.6 8.75 119 Total Uses 54.4 $309 Ergon Asphalt & Emulsions, Inc. 20,801,757 Series A Preferred Units (60.5%) 2,745,837 Common Units (6.3%)2 Transaction Economics Consideration per Common Unit $4.65 Common Units Outstanding² 44 100.0% Total Common Equity Value $206 Blueknight Energy Partners G.P., Series A Preferred Unit Offer $8.75 L.L.C 30.4% LP Interest1 1,225,409 General Partner Units Series A Preferred Units Outstanding³ 35 Incentive Distributions Rights Total Series A Preferred Equity Value $306 Total Equity Value $511 1.6% GP Interest Plus: BKEP Current Net Debt 114 Implied Enterprise Value $626 Blueknight Energy Partners, LP (NYSE: BKEP) Implied EV/EBITDA (BKEP Financial Projections) Metric Multiple Common Market Capitalization2: $145 million Preferred Market Capitalization3: $295 million 2022E $53 11.8x Net Debt: $114 million 2023E 55 11.4 Enterprise Value: $554 million Implied EV/EBITDA (BKEP Financial Projections – Stage 2) 13,604,926 Series A 2022E $55 11.5x 40,798,414 Common Units 100.0% Preferred Units 93.7% Public Interest 2023E 63 10.0 39.5% Public Interest Implied EV/EBITDA (BKEP Financial Projections – Stage 2+) Public BKEP Operating Subsidiaries Public Series A 2022E $55 11.5x Common Preferred 2023E 72 8.7 Unitholders Unitholders Source: Public filings and FactSet Interests to be acquired in the Transaction 1. On an as-converted basis, without effect of dilutive securities 2. Includes 1.6% GP Interest and effect of dilutive securities including phantom units and RSUs; market data as of April 20, 2022 3. Includes 1.6% GP Interest; market data as of April 20, 2022 4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Executive Summary Current Indexed Price Performance 400% 350% 300% 291% 250% 200% 150% 104% 100% 97% 50% —% 1/1/20 5/20/20 10/7/20 2/24/21 7/14/21 12/1/21 4/20/22 BKEP BKEP Peer Group Average1 AMLP Source: FactSet 1. BKEP Peer Group Average calculated as the average indexed performance of publicly traded crude oil and refined products MLPs (DKL, GEL, GLP, HEP, MMLP, NS, PBFX, SRLP, SUN and USDP) 5

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Executive Summary Historical BKEP Price Prior to the Unaffected Date of October 8, 2021 Consideration Premium BKEP Price Relative to Historical Average Consideration $4.65 YTD 2021 Average $3.11 49.7% Last 20 Trading Days Average $3.11 49.6% Last 30 Trading Days Average $3.15 47.7% Last 60 Trading Days Average $3.25 43.2% Last 6 Months Average $3.43 35.4% Last 12 Months Average $2.81 65.5% $5.50 Consideration: $4.65 $4.50 $3.50 $3.43 $3.25 $3.15 $3.07 $2.81 $2.50 $1.50 $0.50 1/1/20 4/17/20 8/3/20 11/19/20 3/6/21 6/22/21 10/8/21 Historical Price (BKEP) Last 30 Days Last 60 Days Last 6 Months Average Last 12 Months Average Consideration Source: FactSet 6

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential II. BKEP Situation Analysis

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential BKEP Situation Analysis BKEP Asset Overview —¼ 9.0 million barrels (“MMBbls”) of asphalt storage capacity Asset Overview —¼ 54 terminals across 26 states —¼ Largest independently-owned asphalt terminal network in the U.S. —¼ 95% Fixed-fee take or pay contracts based on 2021A Revenue —¼ 5% Variable revenue based on 2021A Revenue Contract Profile —¼ Primarily long-term contracts with high BKEP Terminal quality customers —¼ Weighted-average remaining contract term of approximately 6 years Terminal Overview1 State Facilities Capacity (MBbls) State Facilities Capacity (MBbls) OK 7 1,420 WA 3 468 KS 5 662 GA 2 192 CO 5 736 IL 2 232 TN 4 770 UT 2 300 TX 4 248 VA 2 635 MO 3 662 Source: Partnership investor presentation 1. Inclusive of only states with more than one terminal. Total terminals amount to 54 7

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential BKEP Situation Analysis ($ in millions, except per unit amounts) Market Capitalization Balance Sheet and Credit Data 3 As of April 20, 2022 As of March 31, 2022 Total Units Outstanding¹ 44 Cash and Marketable Securities $1 Common Unit Price $3.29 Long-Term Debt 115 Plus: Preferred Equity (Market Value)² 295 Total Debt $115 Total Equity Value $440 Net Debt $114 Plus: Net Debt 114 Plus: Preferred Equity (Book Value) 249 Enterprise Value $554 Plus: Partners’ Capital (243) BKEP Financial BKEP Financial BKEP Financial Net Book Capitalization $120 Projections Projections—Stage 2 Projections—Stage 2+ Metric Yield/Multiple Metric Yield/Multiple Metric Yield/Multiple Revolver Availability / Total Revolver Capacity $185.0 / $300.0 EV/EBITDA Net Debt / Net Book Cap 94.9% 2022E $53 10.4x $55 10.1x $55 10.1x Net Debt / 2022E EBITDA (BKEP Financial Projections) 2.1x 2023E 55 10.1 63 8.8 72 7.7 Net Debt / 2022E EBITDA (BKEP Financial Projections—Stage 2) 2.1 Distribution Yield Net Debt / 2022E EBITDA (BKEP Financial Projections—Stage 2+) 2.1 Current $0.17 5.2% $0.17 5% $0.17 5.2% 2022E 0.17 5.2% 0.22 7% 0.21 6.4% 2023E 0.17 5.2% 0.30 9% 0.39 11.7% 2024E 0.17 5.2% 0.34 10% 0.46 13.8% Common Unit Price and Distribution Information General Partner Incentive Distribution Rights $5.00 $0.30 Di Quarterly Distribution per LP Unit $0.0425 $4.00 s tr Quarterly Total Total Total Total LP Quarterly Quarterly Distribution Total Quarterly Quarterly Annual Annual $0.20 Distribution Distribution to GP LP Units Distribution Distribution Distribution Distribution Price $3.00 % to LP % to GP Range Within Range per LP Unit Outstanding to LPs to GP to LPs to GP t ibution 98.4% 1.6% $— $0.1100 $0.0425 $0.0007 41.9 $1.8 $0.0 $7.1 $0.1 ni $2.00 98.4% 1.6% 0.1100 0.1265 -—- 41.9 -———-U $0.10 per 85.4% 14.6% 0.1265 0.1375 -—- 41.9 -———-$1.00 75.4% 24.6% 0.1375 0.1825 -—- 41.9 -———-50.4% 49.6% 0.1825 -—- 41.9 -———-Unit $1.8 $0.0 $7.1 $0.1 $— $— % of Total Distributions to the GP 1.6% 4/20/20 10/19/20 4/20/21 10/19/21 4/20/22 % of Total Distributions to the IDRs —% Distribution per Unit Unit Price Source: Public filings, FactSet 1. Includes General Partner 1.6% interest and effect of dilutive securities including phantom units and RSUs 2. Includes General Partner 1.6% interest 3. Preliminary estimates from management, subject to change 8

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential BKEP Situation Analysis Equity Ownership Summary Summary Institutional 32% Retail 56% Insiders 12% Insider Ownership Holder Units (000’s) Ownership % Ergon Asphalt & Emulsions, Inc. 2,746 6.6% Morgan Stanley (Strategic Investments) 663 1.6% Woodward D Andrew 508 1.2% Management and Other 1,212 2.9% Total Insider 5,129 12.3% Institutional Ownership Institution Units (000’s) Ownership % DG Capital Management LLC 3,969 9.5% Zazove Associates LLC 3,318 7.9% Invesco Advisers, Inc. 2,127 5.1% JPMorgan Securities LLC (Investment Management) 835 2.0% Cove Street Capital LLC 827 2.0% Goldman Sachs & Co. LLC (Private Banking) 770 1.8% Neuberger Berman Investment Advisers LLC 254 0.6% Harvest Fund Advisors LLC 204 0.5% LPL Financial LLC 154 0.4% De Lisle Partners LLP 128 0.3% Susquehanna Financial Group LLLP 107 0.3% Citadel Advisors LLC 86 0.2% Bank of America, NA (Private Banking) 84 0.2% Citigroup Global Markets, Inc. (Investment Management) 80 0.2% Cyrus Capital Partners LP 71 0.2% UBS Securities LLC 43 0.1% Geode Capital Management LLC 37 0.1% Andbank Wealth Management SGIIC SAU 34 0.1% Terril Brothers, Inc. 33 0.1% G1 Execution Services LLC 27 0.1% Top 20 Institutional 13,188 31.5% Summary Holder Units (000’s) Ownership % Institutional 13,272 31.7% Insiders 5,129 12.3% Retail 23,456 56.0% Total Units Outstanding 41,857 100% Short Position 89 0.2% Source: FactSet as of April 20, 2021, Company filings 9

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential BKEP Situation Analysis A BKEP Financial Projections – Assumptions â—¼ The BKEP Financial Projections as provided by BKEP management incorporate the following assumptions: ï,„ Revenue • Fixed Fee Revenue: Reflects current contract terms as of March 2022 • Variable Revenue: 2022+ excess throughput revenue excludes Western States sites per contract (~$0.7 million unfavorable impact); 2023+ volumes/revenue reflect increased infrastructure spend • CPI Adjustment1 (%): 2022 (2.5%); 2023+ (2.0%) ï,„ Expenses • Expenses and operating margins in-line with historical averages ï,„ Corporate G&A • Annual cash G&A of $11.6 million in 2022; escalated by approximately 2.0% annually thereafter1 ï,„ Maintenance Capital • Maintenance capital expenditures of $6.0—$6.6 million per year (approximately 10% of Asphalt EBITDA and in-line with historical averages), escalated by 2.0% annually thereafter ï,„ Credit Facility Assumptions • $300 million existing revolving credit facility; increasing up to $450 million via accordion; pricing grid: L+2.00% to L+3.25% ï,„ Total Leverage / Distribution Coverage • Maintain long-term targets for leverage of 3.5x or less and distribution coverage ratio of 1.3x or greater on all distributions ï,„ Recently Executed Growth Projects • Reading, PA Expansion • [***] Source: BKEP management financial projections as of 4/15/22 1. Represents percentages excluding impacts from Recently Executed Growth Projects 10

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential BKEP Situation Analysis B BKEP Financial Projections – Stage 2 – Assumptions â—¼ The BKEP Financial Projections – Stage 2 as provided by BKEP management assume the BKEP Financial Projections and the following: ï,„ [***] Refined Gasoline and Blend Components • $44.7 million of capital expenditures between Q3 2022 – Q2 2023 ($19.6 million in Q3, $12.6 million in Q4 and $12.6 million spread evenly over Q1 and Q2 of 2023) • Incremental annual EBITDA of $5.1—$7.2 million throughout the projection period • Incremental maintenance capital expenditures of $0.3 million annually • Contract Term: 10+ years • CPI Escalation: 2.0% annually ï,„ [***] Alphalt Terminals • $27.0 million in acquisition capex in 2Q 2022 • Incremental annual EBITDA of $3.7—$4.2 million throughout the projection period • CPI Escalation: 1.2%—1.3% annually Source: BKEP management financial projections as of 4/15/22 11

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential BKEP Situation Analysis C BKEP Financial Projections – Stage 2+ – Assumptions â—¼ The BKEP Financial Projections – Stage 2+ as provided by BKEP management assume the BKEP Financial Projections – Stage 2 and the following: ï,„ [***] Strategic JV Partnership—Asphalt • $75.0 million of capital expenditures in Q1 2023 • Incremental EBITDA of $8.3 million annually • Incremental maintenance capital expenditures of $1.0 million annually ï,„ [***] Strategic JV Partnership – Renewable Feedstocks • $25.0 million of capital expenditures in Q3 2023 Note: • Incremental EBITDA of $2.8 million annually â—¼ Projects are not risked • Incremental maintenance capital expenditures of $0.3 million annually â—¼ Projects are assumed to be completed onï,„ Stage 2+ Project 1 time and on-budget with no delays or cost • $50.0 million of capital expenditures in Q1 2024 overruns • Incremental EBITDA of $5.6 million annually â—¼ Projects 1, 2 and 3 are unidentified • Incremental maintenance capital expenditures of $0.7 million annually ï,„ â—¼ Conversations and progress on certain Stage 2+ Project 2 opportunities ([***] in Stage 2) have • $50.0 million of capital expenditures in Q1 2025 take longer than anticipated • Incremental EBITDA of $5.6 million annually • Incremental maintenance capital expenditures of $0.7 million annually ï,„ Stage 2+ Project 3 • $50.0 million of capital expenditures in Q1 2026 • Incremental EBITDA of $5.6 million annually • Incremental maintenance capital expenditures of $0.7 million annually ï,„ Other Stage 2+ Projects include: [***], [***], [***] Source: BKEP management financial projections as of 4/15/22 12

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential BKEP Situation Analysis A BKEP Financial Projections ($ in millions, except per unit amounts) For the Years Ending 2022E 2023E 2024E 2025E 2026E Adjusted EBITDA $53 $55 $56 $58 $61 Less: Cash Interest Expense (3) (4) (5) (4) (4) Less: Taxes (0) (0) (0) (0) (0) Less: Maintenance Capex (6) (6) (6) (6) (7) Less: Distributions to Preferred¹ (25) (25) (25) (25) (25) Distributable Cash Flow $19 $19 $20 $22 $26 Distributed Cash Flow Common LP Units $7 $8 $8 $8 $8 GP 0 0 0 0 0 Distributed Cash Flow $8 $8 $8 $8 $8 % to GP 1.6% 1.6% 1.6% 1.6% 1.6% Average Fully Diluted LP Units Outstanding 44 44 45 46 47 Distributable Cash Flow per LP Unit $0.42 $0.43 $0.44 $0.48 $0.53 Distribution per LP Unit 0.17 0.17 0.17 0.17 0.17 LP Coverage Ratio 2.51x 2.53x 2.61x 2.85x 3.19x Total Coverage Ratio—Common Only 2.49 2.51 2.58 2.82 3.16 Total Coverage Ratio—Common and Preferred 1.34 1.35 1.38 1.44 1.53 Distributable Cash Flow Surplus / (Shortfall) $11 $12 $12 $15 $18 Source: BKEP management financial projections as of 4/15/22 Note: Common LP distributions include amounts to phantom and restricted units 1. Includes distributions reflective of 1.6% GP interest 13

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential BKEP Situation Analysis A BKEP Financial Projections – Sources and Uses ($ in millions) For the Years Ending 2022E 2023E 2024E 2025E 2026E Sources Distributable Cash Flow Surplus / (Shortfall) $11 $12 $12 $15 $18 Other 0 1 1 1 1 Total Sources $12 $13 $13 $16 $19 Uses Capital Expenditures $11 $0 $0 $0 $0 Revolver Repayment / (Revolver Draw) (4) 11 13 16 18 Cash to Balance Sheet / (Cash from Balance Sheet) 2 1 0 (1) 0 Asset Acquisitions 3 0 -——- Total Uses $12 $13 $13 $16 $19 Capital Structure BKEP Debt $102 $91 $78 $62 $44 Less: Cash (1) (2) (2) (1) (1) BKEP Net Debt $101 $89 $76 $61 $43 BKEP Net Debt / Adjusted EBITDA 1.9x 1.6x 1.4x 1.1x 0.7x Source: BKEP management financial projections as of 4/15/22 14

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential BKEP Situation Analysis A BKEP Financial Projections – 1.3x Coverage Sensitivity ($ in millions, except per unit amounts) For the Years Ending 2022E 2023E 2024E 2025E 2026E Adjusted EBITDA $53 $55 $56 $58 $61 Less: Cash Interest Expense (4) (5) (6) (6) (6) Less: Taxes (0) (0) (0) (0) (0) Less: Maintenance Capex (6) (6) (6) (6) (7) Less: Distributions to Preferred¹ (25) (25) (25) (25) (25) Distributable Cash Flow $19 $19 $19 $21 $23 Distributed Cash Flow Common LP Units $14 $14 $14 $16 $18 GP 0 0 0 0 0 Distributed Cash Flow $14 $14 $15 $16 $18 % to GP 1.6% 1.6% 1.6% 1.6% 1.6% Average Fully Diluted LP Units Outstanding 44 44 45 46 47 Distributable Cash Flow per LP Unit $0.42 $0.43 $0.44 $0.48 $0.53 Distribution per LP Unit 0.32 0.32 0.32 0.34 0.37 LP Coverage Ratio 1.30x 1.31x 1.30x 1.31x 1.30x Total Coverage Ratio—Common Only 1.30 1.30 1.30 1.30 1.30 Total Coverage Ratio—Common and Preferred 1.11 1.11 1.11 1.12 1.12 Distributable Cash Flow Surplus / (Shortfall) $4 $4 $4 $5 $5 Source: BKEP management financial projections as of 4/15/22 Note: Common LP distributions include amounts to phantom and restricted units 1. Includes distributions reflective of 1.6% GP interest 15

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential BKEP Situation Analysis A BKEP Financial Projections – 1.3x Coverage Sensitivity – Sources and Uses ($ in millions) For the Years Ending 2022E 2023E 2024E 2025E 2026E Sources Distributable Cash Flow Surplus / (Shortfall) $4 $4 $4 $5 $5 Other 0 1 1 1 1 Total Sources $5 $5 $5 $6 $6 Uses Capital Expenditures $11 $0 $0 $0 $0 Revolver Repayment / (Revolver Draw) (11) 4 5 6 6 Cash to Balance Sheet / (Cash from Balance Sheet) 2 1 0 (1) 0 Asset Acquisitions 3 0 -——- Total Uses $5 $5 $5 $6 $6 Capital Structure BKEP Debt $109 $105 $100 $94 $88 Less: Cash (1) (2) (2) (1) (1) BKEP Net Debt $108 $104 $99 $93 $87 BKEP Net Debt / Adjusted EBITDA 2.0x 1.9x 1.8x 1.6x 1.4x Source: BKEP management financial projections as of 4/15/22 16

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential BKEP Situation Analysis B BKEP Financial Projections – Stage 2 ($ in millions, except per unit amounts) For the Years Ending 2022E 2023E 2024E 2025E 2026E Adjusted EBITDA $55 $63 $66 $69 $72 Less: Cash Interest Expense (4) (6) (7) (7) (6) Less: Taxes (0) (0) (0) (0) (0) Less: Maintenance Capex (6) (7) (7) (7) (7) Less: Distributions to Preferred¹ (25) (25) (25) (25) (25) Distributable Cash Flow $20 $25 $27 $30 $33 Distributed Cash Flow Common LP Units $9 $13 $15 $17 $19 GP 0 0 0 0 0 Distributed Cash Flow $10 $13 $15 $17 $20 % to GP 1.6% 1.6% 1.6% 1.6% 1.6% Average Fully Diluted LP Units Outstanding 43 44 44 45 46 Distributable Cash Flow per LP Unit $0.44 $0.54 $0.58 $0.61 $0.65 Distribution per LP Unit 0.22 0.30 0.34 0.37 0.41 LP Coverage Ratio 2.09x 1.86x 1.79x 1.75x 1.70x Total Coverage Ratio—Common Only 2.07 1.85 1.78 1.74 1.69 Total Coverage Ratio—Common and Preferred 1.29 1.30 1.30 1.30 1.30 Distributable Cash Flow Surplus / (Shortfall) $10 $11 $12 $13 $14 Source: BKEP management financial projections as of 4/15/22 Note: Common LP distributions include amounts to phantom and restricted units 1. Includes distributions reflective of 1.6% GP interest 17

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential BKEP Situation Analysis B BKEP Financial Projections – Stage 2 – Sources and Uses ($ in millions) For the Years Ending 2022E 2023E 2024E 2025E 2026E Sources Distributable Cash Flow Surplus / (Shortfall) $10 $11 $12 $13 $14 Other 1 2 1 2 1 Total Sources $11 $14 $13 $14 $15 Uses Capital Expenditures $43 $13 $0 $0 $0 Revolver Repayment / (Revolver Draw) (64) — 13 14 15 Cash to Balance Sheet / (Cash from Balance Sheet) 2 0 (0) 0 (1) Asset Acquisitions 30 0 -——- Total Uses $11 $14 $13 $14 $15 Capital Structure BKEP Debt $162 $162 $149 $135 $120 Less: Cash (1) (2) (1) (2) (1) BKEP Net Debt $161 $160 $148 $133 $119 BKEP Net Debt / Adjusted EBITDA 2.9x 2.6x 2.2x 1.9x 1.7x Source: BKEP management financial projections as of 4/15/22 18

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential BKEP Situation Analysis C BKEP Financial Projections – Stage 2+ ($ in millions, except per unit amounts) For the Years Ending 2022E 2023E 2024E 2025E 2026E Adjusted EBITDA $55 $72 $82 $89 $97 Less: Cash Interest Expense (4) (9) (13) (15) (16) Less: Taxes (0) (0) (0) (0) (0) Less: Maintenance Capex (6) (8) (9) (10) (11) Less: Distributions to Preferred¹ (25) (25) (25) (25) (25) Distributable Cash Flow $20 $30 $35 $39 $45 Distributed Cash Flow Common LP Units $9 $17 $21 $24 $28 GP 0 0 0 1 1 Distributed Cash Flow $9 $17 $21 $25 $29 % to GP 1.6% 1.6% 1.6% 1.7% 2.4% Average Fully Diluted LP Units Outstanding 43 44 44 45 46 Distributable Cash Flow per LP Unit $0.44 $0.63 $0.69 $0.73 $0.78 Distribution per LP Unit 0.21 0.39 0.46 0.53 0.59 LP Coverage Ratio 2.14x 1.75x 1.67x 1.60x 1.58x Total Coverage Ratio—Common Only 2.12 1.73 1.66 1.59 1.55 Total Coverage Ratio—Common and Preferred 1.30 1.30 1.30 1.29 1.29 Distributable Cash Flow Surplus / (Shortfall) $10 $13 $14 $15 $16 Source: BKEP management financial projections as of 4/15/22 Note: Common LP distributions include amounts to phantom and restricted units 1. Includes distributions reflective of 1.6% GP interest 19

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential BKEP Situation Analysis C BKEP Financial Projections – Stage 2+ – Sources and Uses ($ in millions) For the Years Ending 2022E 2023E 2024E 2025E 2026E Sources Distributable Cash Flow Surplus / (Shortfall) $10 $13 $14 $15 $16 Revolver Draw 64 97 35 34 32 Other 1 3 2 2 2 Total Sources $75 $113 $51 $50 $50 Uses Capital Expenditures $43 $113 $50 $50 $50 Cash to Balance Sheet / (Cash from Balance Sheet) 2 (1) 1 0 (0) Asset Acquisitions 30 0 -——- Total Uses $75 $113 $51 $50 $50 Capital Structure BKEP Debt $162 $259 $294 $328 $360 Less: Cash (1) (2) (1) (2) (1) BKEP Net Debt $161 $257 $293 $326 $359 BKEP Net Debt / Adjusted EBITDA 2.9x 3.6x 3.6x 3.7x 3.7x Source: BKEP management financial projections as of 4/15/22 20

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

A C B Note: 3x 1. Source: $8 $53 1. 3x $55 BKEP $10 Common 2022E 1. 2022E BKEP LP $9 3x $55 Summary BKEP 1. management 4x $8 Total $55 distributions 1. Financial $13 3x $63 financial 2023E 2023E include $17 1. $72 3x Coverage Situation Distributed amounts projections 4x 1. Comparison Projections $8 Ratio $56 to as – of 1. Cash of $15 $66 2024E 3x 2024E phantom $21 1. $82 EBITDA 4/15/22 the and 3x Common Flow 1. and Analysis $8 4x (LP $58 restricted + $17 1. $69 BKEP units 2025E 3x 2025E $25 Preferred $89 3x 1. GP) BKEP $8 1. 5x $61 Financial 2026E $20 1. 2026E $72 3x $29 $97 Financial 1. 3x 21 Projections—Projections Stage 1.9x $19 2 2022E 2.9x 2022E $20 2.9x $20 1.6x $19 2023E 2.6x 2023E $25 BKEP 3.6x $30 Net Financial 1.4x Debt $20 2.2x / $27 Distributable 2024E 2024E 3.6x $35 Cash Projections - 1.1x EBITDA $22 Flow Stage 1.9x $30 2+ 2025E 2025E 3.7x $39 $ ( in 0.7x $26 2026E 1.7x 2026E $33 3.7x $45 millions) Confidential

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential III. Valuation of BKEP Common Units

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units Valuation Methodologies â—¼ Evercore utilized the following methodologies to analyze the value of BKEP’s Common Units Methodology Description Metrics / Assumptions â—¼ Values BKEP Common Units based on the concepts of the â—¼ Discounted the projected cash flows to March 31, 2022 time value of money, Evercore: â—¼ WACC based on the Capital Asset Pricing Model (“CAPM”) andï,„ Utilized varying weighted average cost of capital expected market return for certain relevant MLPs (“WACC”) discount rates and applied various perpetuity â—¼ Unitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) Discounted Cash growth rates to derive after-tax valuation ranges for the from 2022E to 2025E and a tax rate of 37.0% for 2026E and Flow Analysis BKEP Common Units terminal valueï,„ Calculated terminal values based on a range of â—¼ For the terminal value, tax depreciation assumed to equal multiples of EBITDA as well as assumed perpetuity maintenance capital expenditures growth rates â—¼ EBITDA exit multiple of 8.0x to 10.0x and a perpetuity growth rate of 0.50% to 2.50% â—¼ Values BKEP Common Units based on peer group’s current â—¼ Enterprise value / EBITDA multiples applied to 2022E and 2023E market enterprise value multiples of relevant EBITDA Adjusted EBITDA Peer Group â—¼ Peer group selected from MLPs with assets similar to those Trading Analysis owned by BKEP â—¼ Values BKEP Common Units based on transactions â—¼ Enterprise value / EBITDA multiples applied to 2022E Adjusted Precedent M&A involving assets and businesses similar to those owned by EBITDA Transaction BKEP Analysis â—¼ Values BKEP Common Units based on the present value of â—¼ Discounted projected distributions to March 31, 2022 the future cash distributions to BKEP Common Unitholders â—¼ Terminal yield range of 4.5% to 6.5% Only Discounted ïµ Examined a sensitivity with a terminal yield range of 7.0% to ce Distributions 9.0% Analysis â—¼ Cost of equity of 10.0% to 12.0% based on CAPM and 8.0% to 10.0% based on total expected market return for MLPs with assets Referen and businesses similar to those owned by BKEP For â—¼ Implied value of BKEP Common Units based on historical â—¼ Median 1-Day and 20-Day premiums paid applied to relevant Premiums Paid premiums paid in selected relevant cash midstream mergers equity prices Analysis 22

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units Valuation Summary – Common Units Discounted Cash Flow Analysis Peer Group Trading Analysis Precedent M&A Analysis EBITDA Exit Multiple Perpetuity Grow th 2022E 2023E $15.00 BKEP Financial Projections Consideration: $4.65 per Common Unit BKEP Financial Projections – Stage 2 BKEP Financial Projections – Stage 2+ $10.00 $5.03 $5.40 $4.84 $5.03 $5.43 $5.00 $4.29 $4.06 $3.82 $3.82 $4.65 $3.63 $3.48 $3.20 $3.20 $2.88 $1.98 $2.36 $2.19 $2.01 $1.90 $0.87 $1.35 $1.35 $0.71 $0.73 $0.79 $1.08 $0.00 $0.73 $0.00 $ — $0.47 8.5%—9.5% WACC 2022E 2026E EBITDA Perpetuity Growth 2022E EBITDA 2023E EBITDA EBITDA Multiple of Rate of 8.0x—10.0x 7.0x—9.0x 8.5x—10.5x 8.0x—10.0x 0.5%—2.5% Note: Implied unit prices less than $0.00 are shown as $0.00 23

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units Valuation Summary – Additional Analysis 2 Discounted Distributions Analysis Discounted Distributions Analysis—Sensitivity Premiums Paid CAPM Expected Market Return CAPM Expected Market Return Analysis $15.00 BKEP Financial Projections BKEP Financial Projections – Stage 2 and BKEP Consideration: $4.65 per Common Unit Financial Projections – Stage 2+ assume: a) growth BKEP Financial Projections – Stage 2 projects achieved b) growth projects are funded with BKEP Financial Projections – Stage 2+ debt such that BKEP net debt / EBITDA does not exceed BKEP Financial Projections – 1.3x Coverage Sensitivity1 3.7x in any period and c) BKEP targets total coverage (including common and preferred distributions) of 1.3x $10.82 $9.98 $10.00 $7.62 $7.57 $7.03 $7.07 $7.00 $6.53 $7.41 $6.86 $5.36 $4.97 $5.02 $5.81 $5.00 $4.65 $5.39 $4.65 $4.56 $4.91 $5.25 $3.70 $4.87 $3.30 $4.14 $3.05 $3.85 $3.90 $3.64 $3.49 $2.19 $2.36 $2.15 $2.31 $1.73 $1.85 $ — 4.5%—6.5% Terminal Yield 7.0%—9.0% Terminal Yield Range: Equity Cost Equity Cost Equity Cost Equity Cost 13.8% -of Capital of of Capital of of Capital of of Capital of 17.4% 10.0%—12.0% 8.0%—10.0% 10.0%—12.0% 8.0%—10.0% 1. Assumes 1.30x total coverage on distributions to Common Units and Series A Preferred Units 2. Exit Yield range of 7.0%—9.0 % based on historical yields for lower growth MLPs. See Appendix for details 24

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units ($ in millions, except per unit amounts) A Discounted Cash Flow Analysis – BKEP Financial Projections Summary Results For the Nine Months Ending December 31, For Years Ending December 31, EBITDA Perpetuity 2022E 2023E 2024E 2025E 2026E Multiple Growth Adjusted EBITDA $42 $55 $56 $58 $61 $61 $61 Less: Tax Depreciation and Amortization¹ (531) (7) (7) (6) (4) (7) EBIT ($489) $48 $50 $53 $56 $54 Less: Taxes² — (3) (3) (3) (4) (20) EBIAT ($489) $45 $47 $50 $52 $34 Plus: Tax Depreciation and Amortization 531 7 7 6 4 7 Less: Growth Capital Expenditures (7) (0) (0) (0) (0) —Less: Maintenance Capital Expenditures (5) (6) (6) (6) (7) (7) Plus: Asset Sales / (Acquisitions) 1 (0) -———- Unlevered Free Cash Flow $31 $45 $47 $48 $50 $34 EBITDA Multiple / Perpetuity Growth Rate 9.0x 1.5% Implied Terminal Value $548 $456 PV of Terminal Value @ 9.0% Discount Rate $364 $316 Plus: PV of Unlevered Free Cash Flow @ 9.0% Discount Rate 179 Implied Enterprise Value $543 – $496 Less: Market Value Preferred Equity as of October 8, 2021³ (291) Less: Net Debt as of March 31, 2022 (114) Implied Equity Value $138 – $91 BKEP LP Units Outstandingâ´ 44 Implied BKEP Unit Value $3.13 – $2.05 Sensitivity Analysis WACC Terminal Exit Multiple WACC Perpetuity Growth Rate 7.0x 8.0x 9.0x 10.0x 11.0x (0.50%) 0.50% 1.50% 2.50% 3.50% 8.0% $1.67 $2.63 $3.58 $4.54 $5.49 8.0% $1.55 $2.43 $3.57 $5.13 $7.39 8.5% 1.48 2.42 3.35 4.29 5.22 8.5% 1.02 1.78 2.76 4.06 5.89 9.0% 1.30 2.21 3.13 4.04 4.96 9.0% 0.55 1.21 2.05 3.16 4.66 9.5% 1.12 2.01 2.91 3.80 4.70 9.5% 0.12 0.71 1.44 2.38 3.63 10.0% 0.94 1.82 2.69 3.57 4.45 10.0% (0.27) 0.25 0.89 1.70 2.76 Source: BKEP management financial projections as of 4/15/22 1. 2022E tax DD&A assumes 100.0% bonus depreciation calculated as the midpoint of the enterprise value range plus 2022E capital expenditures; 2023E and 2024E tax DD&A assumes 100.0% bonus depreciation on capital expenditures; bonus depreciation phase-down on growth capital expenditures in 2025E (80.0%) and 2026E (60.0%) 2. Assumes unitholder effective tax rate of 29.6% (80% of 37% tax rate) through 2025E and 37.0% thereafter for Partnerships 3. Includes 1.6% general partner interest 4. Includes 1.6% general partner interest and effect of dilutive securities including phantom units and RSUs 25

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units ($ in millions, except per unit amounts) B Discounted Cash Flow Analysis – BKEP Financial Projections – Stage 2 Summary Results For the Nine Months Ending December 31, For Years Ending December 31, EBITDA Perpetuity 2022E 2023E 2024E 2025E 2026E Multiple Growth Adjusted EBITDA $43 $63 $66 $69 $72 $72 $72 Less: Tax Depreciation and Amortization¹ (560) (7) (7) (6) (0) (7) EBIT ($517) $55 $59 $62 $71 $64 Less: Taxes² — (3) (3) (4) (5) (24) EBIAT ($517) $52 $56 $59 $66 $41 Plus: Tax Depreciation and Amortization 560 7 7 6 0 7 Less: Growth Capital Expenditures (39) (13) (0) (0) (0) —Less: Maintenance Capital Expenditures (5) (7) (7) (7) (7) (7) Plus: Asset Sales / (Acquisitions) (26) (0) -———- Unlevered Free Cash Flow ($27) $40 $56 $57 $59 $41 EBITDA Multiple / Perpetuity Growth Rate 9.0x 1.5% Implied Terminal Value $644 $541 PV of Terminal Value @ 9.0% Discount Rate $428 $375 Plus: PV of Unlevered Free Cash Flow @ 9.0% Discount Rate 139 Implied Enterprise Value $567 – $514 Less: Market Value Preferred Equity as of October 8, 2021³ (291) Less: Net Debt as of March 31, 2022 (114) Implied Equity Value $162 – $109 BKEP LP Units Outstandingâ´ 44 Implied BKEP Unit Value $3.67 – $2.47 Sensitivity Analysis WACC Terminal Exit Multiple WACC Perpetuity Growth Rate 7.0x 8.0x 9.0x 10.0x 11.0x (0.50%) 0.50% 1.50% 2.50% 3.50% 8.0% $1.95 $3.07 $4.19 $5.32 $6.44 8.0% $1.86 $2.90 $4.26 $6.11 $8.78 8.5% 1.73 2.83 3.93 5.03 6.12 8.5% 1.24 2.14 3.30 4.84 7.00 9.0% 1.51 2.59 3.67 4.74 5.82 9.0% 0.68 1.47 2.47 3.77 5.55 9.5% 1.31 2.36 3.41 4.46 5.51 9.5% 0.18 0.87 1.74 2.85 4.34 10.0% 1.10 2.13 3.16 4.19 5.22 10.0% (0.28) 0.34 1.09 2.05 3.31 Source: BKEP management financial projections as of 4/15/22 1. 2022E tax DD&A assumes 100.0% bonus depreciation calculated as the midpoint of the enterprise value range plus 2022E capital expenditures; 2023E and 2024E tax DD&A assumes 100.0% bonus depreciation on capital expenditures; bonus depreciation phase-down on growth capital expenditures in 2025E (80.0%) and 2026E (60.0%) 2. Assumes unitholder effective tax rate of 29.6% (80% of 37% tax rate) through 2025E and 37.0% thereafter for Partnerships 3. Includes 1.6% general partner interest 4. Includes 1.6% general partner interest and effect of dilutive securities including phantom units and RSUs 26

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units ($ in millions, except per unit amounts) C Discounted Cash Flow Analysis – BKEP Financial Projections – Stage 2+ Summary Results For the Nine Months Ending December 31, For Years Ending December 31, EBITDA Perpetuity 2022E 2023E 2024E 2025E 2026E Multiple Growth Adjusted EBITDA $43 $72 $82 $89 $97 $97 $97 Less: Tax Depreciation and Amortization¹ (647) (59) (60) (49) (1) (11) EBIT ($604) $12 $22 $39 $96 $86 Less: Taxes² — (1) (1) (2) (7) (32) EBIAT ($604) $12 $20 $37 $89 $54 Plus: Tax Depreciation and Amortization 647 59 60 49 1 11 Less: Growth Capital Expenditures (39) (113) (50) (50) (50) —Less: Maintenance Capital Expenditures (5) (8) (9) (10) (11) (11) Plus: Asset Sales / (Acquisitions) (26) (0) -———- Unlevered Free Cash Flow ($27) ($50) $21 $26 $29 $54 EBITDA Multiple / Perpetuity Growth Rate 9.0x 1.5% Implied Terminal Value $872 $725 PV of Terminal Value @ 9.0% Discount Rate $579 $503 Plus: PV of Unlevered Free Cash Flow @ 9.0% Discount Rate (14) Implied Enterprise Value $565 – $488 Less: Market Value Preferred Equity as of October 8, 2021³ (291) Less: Net Debt as of March 31, 2022 (114) Implied Equity Value $160 – $84 BKEP LP Units Outstandingâ´ 44 Implied BKEP Unit Value $3.62 – $1.89 Sensitivity Analysis WACC Terminal Exit Multiple WACC Perpetuity Growth Rate 7.0x 8.0x 9.0x 10.0x 11.0x (0.50%) 0.50% 1.50% 2.50% 3.50% 8.0% $1.19 $2.71 $4.23 $5.75 $7.27 8.0% $0.98 $2.37 $4.19 $6.67 $10.25 8.5% 0.94 2.43 3.92 5.40 6.89 8.5% 0.20 1.40 2.96 5.03 7.92 9.0% 0.71 2.16 3.62 5.07 6.52 9.0% (0.50) 0.55 1.89 3.64 6.02 9.5% 0.47 1.90 3.32 4.74 6.17 9.5% (1.13) (0.20) 0.96 2.46 4.45 10.0% 0.25 1.64 3.03 4.43 5.82 10.0% (1.69) (0.87) 0.15 1.43 3.12 Source: BKEP management financial projections as of 4/15/22 1. 2022E tax DD&A assumes 100.0% bonus depreciation calculated as the midpoint of the enterprise value range plus 2022E capital expenditures; 2023E and 2024E tax DD&A assumes 100.0% bonus depreciation on capital expenditures; bonus depreciation phase-down on growth capital expenditures in 2025E (80.0%) and 2026E (60.0%) 2. Assumes unitholder effective tax rate of 29.6% (80% of 37% tax rate) through 2025E and 37.0% thereafter for Partnerships 3. Includes 1.6% general partner interest 4. Includes 1.6% general partner interest and effect of dilutive securities including phantom units and RSUs 27

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units Public Partnership Trading Metrics ($ in millions, except per unit amounts) Price % of 52-Week Equity Enterprise EV / EBITDA Current Net Debt / Partnership 4/20/22 High Value Value 2022E 2023E Dist. Yield 2022E EBITDA Delek Logistics Partners, LP $52.32 99.9% $2,274 $3,794 9.1x 7.6x 7.5% 3.6x Genesis Energy, L.P. 13.00 96.4% 1,594 5,897 10.4 8.7 4.6% 5.2 Global Partners LP 28.78 99.6% 985 2,402 9.5 9.1 8.1% 5.0 Holly Energy Partners, L.P. 19.08 80.5% 2,016 3,482 9.5 8.2 7.3% 3.6 Martin Midstream Partners L.P. 5.60 93.6% 218 717 6.8 6.8 0.4% 4.8 NuStar Energy L.P. 16.88 81.4% 1,903 6,454 9.0 8.7 9.5% 4.4 PBF Logistics LP 16.04 96.0% 1,004 1,593 7.3 7.1 7.5% 2.7 Sunoco LP 42.90 91.4% 4,294 7,714 9.6 9.1 7.7% 4.3 USD Partners LP 6.21 75.1% 210 447 5.7 4.7 7.8% 3.0 Mean 8.6x 7.8x 6.7% 4.1x Median 9.1 8.2 7.5% 4.3 As of October 8, 2021 Blueknight Energy Partners, L.P. $3.07 $420 1 $531 10.0x 9.7x 5.2% 2.1x Blueknight Energy Partners, L.P. (Stage 2) 9.7 8.5 2.0 Blueknight Energy Partners, L.P. (Stage 2+) 9.7 7.4 2.0 Source: Public filings and FactSet 1. Includes 1.6% GP Interest, effect of dilutive securities including phantom units and RSUs and market value of preferred equity 28

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units ($ in millions, except per unit amounts) A Peer Group Trading Analysis – BKEP Financial Projections 2022E Adjusted EBITDA $53 Relevant EBITDA Multiple 8.0x—10.0x Implied Enterprise Value Based on 2022E Adjusted EBITDA $426 - $532 Less: Preferred Equity as of October 08, 2021¹ (291) Less: Net Debt as of March 31, 2022 (114) Implied Equity Value $21—$127 BKEP LP Units Outstanding² 44 Implied BKEP Unit Price Range—2022E Adjusted EBITDA $0.47—$2.88 2023E Adjusted EBITDA $55 Relevant EBITDA Multiple 7.0x 9.0x Implied Enterprise Value Based on 2023E Adjusted EBITDA $383 - $492 Less: Preferred Equity as of October 08, 2021¹ (291) Less: Net Debt as of March 31, 2022 (114) Implied Equity Value ($22) - $87 BKEP LP Units Outstanding² 44 Implied BKEP Unit Price Range—2023E Adjusted EBITDA ($0.50)—$1.98 Source: BKEP management financial projections as of 4/15/22 1. Includes 1.6% general partner interest 2. Includes 1.6% general partner interest and effect of dilutive securities including phantom units and RSUs 29

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units ($ in millions, except per unit amounts) B Peer Group Trading Analysis – BKEP Financial Projections – Stage 2 2022E Adjusted EBITDA $55 Relevant EBITDA Multiple 8.0x—10.0x Implied Enterprise Value Based on 2022E Adjusted EBITDA $437 - $546 Less: Preferred Equity as of October 08, 2021¹ (291) Less: Net Debt as of March 31, 2022 (114) Implied Equity Value $32—$141 BKEP LP Units Outstanding² 44 Implied BKEP Unit Price Range—2022E Adjusted EBITDA $0.73—$3.20 2023E Adjusted EBITDA $63 Relevant EBITDA Multiple 7.0x 9.0x Implied Enterprise Value Based on 2023E Adjusted EBITDA $440 - $565 Less: Preferred Equity as of October 08, 2021¹ (291) Less: Net Debt as of March 31, 2022 (114) Implied Equity Value $35 - $161 BKEP LP Units Outstanding² 44 Implied BKEP Unit Price Range—2023E Adjusted EBITDA $0.79—$3.63 Source: BKEP management financial projections as of 4/15/22 1. Includes 1.6% general partner interest 2. Includes 1.6% general partner interest and effect of dilutive securities including phantom units and RSUs 30

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units ($ in millions, except per unit amounts) C Peer Group Trading Analysis – BKEP Financial Projections – Stage 2+ 2022E Adjusted EBITDA $55 Relevant EBITDA Multiple 8.0x—10.0x Implied Enterprise Value Based on 2022E Adjusted EBITDA $437 - $546 Less: Preferred Equity as of October 08, 2021¹ (291) Less: Net Debt as of March 31, 2022 (114) Implied Equity Value $32—$141 BKEP LP Units Outstanding² 44 Implied BKEP Unit Price Range—2022E Adjusted EBITDA $0.73—$3.20 2023E Adjusted EBITDA $72 Relevant EBITDA Multiple 7.0x 9.0x Implied Enterprise Value Based on 2023E Adjusted EBITDA $502 - $645 Less: Preferred Equity as of October 08, 2021¹ (291) Less: Net Debt as of March 31, 2022 (114) Implied Equity Value $97 - $240 BKEP LP Units Outstanding² 44 Implied BKEP Unit Price Range—2023E Adjusted EBITDA $2.19—$5.43 Source: BKEP management financial projections as of 4/15/22 1. Includes 1.6% general partner interest 2. Includes 1.6% general partner interest and effect of dilutive securities including phantom units and RSUs 31

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units Precedent M&A Transaction Analysis Precedent Transactions – Asphalt Terminals Transaction Transaction Date Value Value / Announced Asset ($MM) EBITDA 10/17 Blueknight Energy Partners, L.P. / Asphalt terminal in Muskogee, Oklahoma (Frontier Terminal, LLC / Cummins Investment Corporation) 22.0 NA 10/17 Blueknight Energy Partners, L.P. / Asphalt terminal in Bainbridge, Georgia (Ergon, Inc.) 10.5 8.6 02/17 Martin Midstream Partners LP / Asphalt terminal facility in Hondo, Texas (Martin Resource Management Corporation) 36.0 7.2 07/16 Blueknight Energy Partners, L.P. / Nine asphalt and emulsions terminals (Ergon, Inc.) 108.8 8.5 02/16 Blueknight Energy Partners, L.P. / Two asphalt terminalling facilities located in Wilmington, North Carolina and Dumfries, Virginia (Axeon Specialty Products LLC) 19.0 7.5 05/15 Blueknight Energy Partners, L.P. / Asphalt terminalling facility in Cheyenne, Wyoming (Simon Contractors) 13.9 NA 06/14 World Point Terminals LP / Two terminals with storage capability for asphalt, crude oil, distillates and residual fuels in Mobile, Alabama (NuStar Energy L.P.) 23.7 1 4.7 2 02/13 Arc Terminals LP / Asphalt and crude oil marine terminalling facility in Mobile, Alabama, and rail transloading facility in Saraland, Alabama (Gulf Coast Asphalt Company, L.L.C.) 85.0 NA 07/12 Lindsay Goldberg LLC / 50% stake in NuStar Energy’s asphalt operations (NuStar Energy L.P.) 175.0 NA 05/10 NuStar Energy L.P. / Three asphalt and crude oil storage terminals with 24 storage tanks located along the Mobile River in Alabama (Asphalt Holdings, Inc.) 53.3 NA 10/09 Holly Energy Partners, L.P. / Asphalt and light products storage, loading racks and associated delivery pipeline (Sinclair) 75.0 9.0 01/08 SemGroup Energy Partners, L.P. / 46 U.S. liquid asphalt cement and residual fuel oil terminalling and storage facilities (SemMaterials, L.P.) 378.8 8.1 Min 4.7x Median 8.1 Mean 7.7 Max 9.0 Source: Public filings, Wall Street research 1. Transaction value adjusted to include an additional $10.0 million for capital expenditures that were required to restore the terminals to operational status 2. Based on revenue guidance at time of transaction of $7.0 million—$9.0 million and World Point Terminals LP’s 2014A EBITDA margin of 63% 32

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units Precedent M&A Transaction Analysis (cont’d) Precedent Transactions – Selected Buy-In / Merger / Take-Private Transactions Transaction Transaction Date Value Value / Announced Acquiror / Target (Seller) ($MM) EBITDA 12 / 2021 BP / BP Midstream Partners LP $1,927 9.1x 10 / 2021 Phillips 66 / Phillips 66 Partners 14,617 10.1 09 / 2021 Enbridge, Inc / Moda Midstream 3,000 8.0 03 / 2021 Chevron Corporation / Noble Midstream Partners LP 3,011 7.6 02 / 2021 Energy Transfer / Enable Midstream 7,200 11.2 12 / 2020 TC Energy Corporation / TC PipeLines, LP 4,333 10.0 07 / 2020 CNX Resources / CNX Midstream 728 6.4 02 / 2020 Equitrans Midstream Corporation / EQM Midstream Partners, LP 1,762 8.3 09 / 2019 Energy Transfer Partners LP / SemGroup Corporation 4,978 9.0 08 / 2019 Blackstone Infrastructure Partners, GIC, Enagas, USS and NPS / 56% Interest in Tallgrass Energy, LP 9,751 11.4 05 / 2019 IFM Investors / Buckeye Partners, L.P. 10,300 11.7 05 / 2019 MPLX LP / Andeavor (Marathon Petroleum Corporation; Andeavor Logistics LP) 14,000 11.7 11 / 2018 Western Gas Equity Partners, LP / Western Gas Partners, LP 4,836 8.3 10 / 2018 EnLink Midstream, LLC / EnLink Midstream Partners, LP 8,781 12.1 10 / 2018 Valero Energy Corporation / Valero Energy Partners LP 950 8.7 10 / 2018 Antero Midstream GP LP / Antero Midstream Partners LP 6,075 10.4 09 / 2018 Dominion Energy Inc. / Remaining 39.1% interest in Dominion Midstream Partners LP 1,198 9.5 08 / 2018 Energy Transfer Equity LP / Remaining 97.36% interest in Energy Transfer Partners LP 26,546 9.5 07 / 2018 ArcLight Capital Partners / TransMontaigne Partners LP 1,260 9.2 05 / 2018 Enbridge Inc. / Spectra Energy Partners, LP 4,685 11.3 05 / 2018 Enbridge Inc. / Enbridge Energy Partners, LP 17,770 11.2 05 / 2018 Williams Companies / Williams Partners LP 57,646 12.8 Min 6.4x Median 9.8 Mean 9.9 Max 12.8 Source: Public filings, press releases, Enverus 33

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units ($ in millions, except per unit amounts) A Precedent M&A Transaction Analysis – BKEP Financial Projections 2022E Adjusted EBITDA $53 Relevant EBITDA Multiple 8.5x—10.5x Implied Enterprise Value Based on 2022E Adjusted EBITDA $452 - $559 Less: Preferred Equity as of October 08, 2021¹ (291) Less: Net Debt as of March 31, 2022 (114) Implied Equity Value $48—$154 BKEP LP Units Outstanding² 44 Implied BKEP Unit Price Range—2022E Adjusted EBITDA $1.08—$3.48 Source: BKEP management financial projections as of 4/15/22 1. Includes 1.6% general partner interest 2. Includes 1.6% general partner interest and effect of dilutive securities including phantom units and RSUs 34

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units ($ in millions, except per unit amounts) B Precedent M&A Transaction Analysis – BKEP Financial Projections – Stage 2 2022E Adjusted EBITDA $55 Relevant EBITDA Multiple 8.5x—10.5x Implied Enterprise Value Based on 2022E Adjusted EBITDA $464 - $574 Less: Preferred Equity as of October 08, 2021¹ (291) Less: Net Debt as of March 31, 2022 (114) Implied Equity Value $60—$169 BKEP LP Units Outstanding² 44 Implied BKEP Unit Price Range—2022E Adjusted EBITDA $1.35—$3.82 Source: BKEP management financial projections as of 4/15/22 1. Includes 1.6% general partner interest 2. Includes 1.6% general partner interest and effect of dilutive securities including phantom units and RSUs 35

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units ($ in millions, except per unit amounts) C Precedent M&A Transaction Analysis – BKEP Financial Projections – Stage 2+ 2022E Adjusted EBITDA $55 Relevant EBITDA Multiple 8.5x—10.5x Implied Enterprise Value Based on 2022E Adjusted EBITDA $464 - $574 Less: Preferred Equity as of October 08, 2021¹ (291) Less: Net Debt as of March 31, 2022 (114) Implied Equity Value $60—$169 BKEP LP Units Outstanding² 44 Implied BKEP Unit Price Range—2022E Adjusted EBITDA $1.35—$3.82 Source: BKEP management financial projections as of 4/15/22 1. Includes 1.6% general partner interest 2. Includes 1.6% general partner interest and effect of dilutive securities including phantom units and RSUs 36

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units For Reference Only A Discounted Distributions Analysis – BKEP Financial Projections For the Nine Months Ending For the Years Ending December 31, December 31, Terminal Value 2022E 2023E 2024E 2025E 2026E Low High BKEP Distribution per Unit (Cash, As Paid) $0.13 $0.17 $0.17 $0.17 $0.17 $0.17 – $0.17 Terminal Yield1 6.5% 4.5% Terminal Value $2.62 $3.78 Equity Cost of Capital Based on CAPM Present Value @ 9.0% Cost of Equity $2.40 – $3.17 Present Value @ 10.0% Cost of Equity $2.31 – 3.05 Present Value @ 11.0% Cost of Equity $2.23 – 2.94 Present Value @ 12.0% Cost of Equity $2.15 – 2.83 Present Value @ 13.0% Cost of Equity $2.08 – 2.73 Implied BKEP Unit Value – Based on CAPM $2.15 – $3.05 Equity Cost of Capital Based on Total Expected Market Return2 Present Value @ 7.0% Cost of Equity $2.59 – $3.43 Present Value @ 8.0% Cost of Equity 2.49 – 3.30 Present Value @ 9.0% Cost of Equity 2.40 – 3.17 Present Value @ 10.0% Cost of Equity 2.31 – 3.05 Present Value @ 11.0% Cost of Equity 2.23 – 2.94 Implied BKEP Unit Value – Based on Total Expected Market Return $2.31 – $3.30 Source: BKEP management financial projections as of 4/15/22 1. Based on BKEP’s 52-week yield range of 3.9% to 11.9% with a median of 5.1% and mean of 6.5%. Current yield is 5.2% as of October 8, 2021 2. Detail on Equity Cost of Capital calculations in Appendix 37

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units For Reference Only A Discounted Distributions Analysis – BKEP Financial Projections – 1.3x Coverage Sensitivity1 For the Nine Months Ending For the Years Ending December 31, December 31, Terminal Value 2022E 2023E 2024E 2025E 2026E Low High BKEP Distribution per Unit (Cash, As Paid) $0.24 $0.32 $0.32 $0.34 $0.37 $0.37 – $0.37 Terminal Yield² 6.5% 4.5% Terminal Value $5.73 $8.28 Equity Cost of Capital Based on CAPM Present Value @ 9.0% Cost of Equity $5.10 – $6.79 Present Value @ 10.0% Cost of Equity 4.91 – 6.53 Present Value @ 11.0% Cost of Equity 4.73 – 6.29 Present Value @ 12.0% Cost of Equity 4.56 – 6.05 Present Value @ 13.0% Cost of Equity 4.40 – 5.83 Implied BKEP Unit Value – Based on CAPM $4.56 – $6.53 Equity Cost of Capital Based on Total Expected Market Return³ Present Value @ 7.0% Cost of Equity $5.51 – $7.36 Present Value @ 8.0% Cost of Equity 5.30 – 7.07 Present Value @ 9.0% Cost of Equity 5.10 – 6.79 Present Value @ 10.0% Cost of Equity 4.91 – 6.53 Present Value @ 11.0% Cost of Equity 4.73 – 6.29 Implied BKEP Unit Value – Based on Total Expected Market Return $4.91 – $7.07 Source: BKEP management financial projections as of 4/15/22 1. Assumes 1.30x total coverage on distributions to Common Units and Series A Preferred Units 2. Based on BKEP’s 52-week yield range of 3.9% to 11.9% with a median of 5.1% and mean of 6.5%. Current yield is 5.2% as of October 8, 2021 3. Detail on Equity Cost of Capital calculations in Appendix 38

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units For Reference Only B Discounted Distributions Analysis – BKEP Financial Projections – Stage 2 For the Nine Months Ending For the Years Ending December 31, December 31, Terminal Value 2022E 2023E 2024E 2025E 2026E Low High BKEP Distribution per Unit (Cash, As Paid) $0.17 $0.30 $0.34 $0.37 $0.41 $0.41 – $0.41 Terminal Yield1 6.5% 4.5% Terminal Value $6.31 $9.11 Equity Cost of Capital Based on CAPM Present Value @ 9.0% Cost of Equity $5.46 – $7.32 Present Value @ 10.0% Cost of Equity 5.25 – 7.03 Present Value @ 11.0% Cost of Equity 5.06 – 6.76 Present Value @ 12.0% Cost of Equity 4.87 – 6.51 Present Value @ 13.0% Cost of Equity 4.69 – 6.26 Implied BKEP Unit Value – Based on CAPM $4.87 – $7.03 Equity Cost of Capital Based on Total Expected Market Return2 Present Value @ 7.0% Cost of Equity $5.90 – $7.94 Present Value @ 8.0% Cost of Equity 5.67 – 7.62 Present Value @ 9.0% Cost of Equity 5.46 – 7.32 Present Value @ 10.0% Cost of Equity 5.25 – 7.03 Present Value @ 11.0% Cost of Equity 5.06 – 6.76 Implied BKEP Unit Value – Based on Total Expected Market Return $5.25 – $7.62 Source: BKEP management financial projections as of 4/15/22 1. Based on BKEP’s 52-week yield range of 3.9% to 11.9% with a median of 5.1% and mean of 6.5%. Current yield is 5.2% as of October 8, 2021 2. Detail on Equity Cost of Capital calculations in Appendix 39

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units For Reference Only C Discounted Distributions Analysis – BKEP Financial Projections – Stage 2+ For the Nine Months Ending For the Years Ending December 31, December 31, Terminal Value 2022E 2023E 2024E 2025E 2026E Low High BKEP Distribution per Unit (Cash, As Paid) $0.16 $0.39 $0.46 $0.53 $0.59 $0.59 – $0.59 Terminal Yield1 6.5% 4.5% Terminal Value $9.08 $13.11 Equity Cost of Capital Based on CAPM Present Value @ 9.0% Cost of Equity $7.71 – $10.39 Present Value @ 10.0% Cost of Equity 7.41 – 9.98 Present Value @ 11.0% Cost of Equity 7.13 – 9.59 Present Value @ 12.0% Cost of Equity 6.86 – 9.22 Present Value @ 13.0% Cost of Equity 6.61 – 8.87 Implied BKEP Unit Value – Based on CAPM $6.86 – $9.98 Equity Cost of Capital Based on Total Expected Market Return2 Present Value @ 7.0% Cost of Equity $8.34 – $11.27 Present Value @ 8.0% Cost of Equity 8.02 – 10.82 Present Value @ 9.0% Cost of Equity 7.71 – 10.39 Present Value @ 10.0% Cost of Equity 7.41 – 9.98 Present Value @ 11.0% Cost of Equity 7.13 – 9.59 Implied BKEP Unit Value – Based on Total Expected Market Return $7.41 – $10.82 Source: BKEP management financial projections as of 4/15/22 1. Based on BKEP’s 52-week yield range of 3.9% to 11.9% with a median of 5.1% and mean of 6.5%. Current yield is 5.2% as of October 8, 2021 2. Detail on Equity Cost of Capital calculations in Appendix 40

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units For Reference Only Premiums Paid Analysis ($ in millions, except per unit amounts) Premium1 Date 1-Day 20-Day Announced Acquiror / Target Consideration Prior Spot VWAP 12/20/21 BP / BP Midstream Partners Cash/Stock-for-Unit 14.2% 14.5% 10/27/21 Phillips 66 / Phillips 66 Partners LP Stock-for-Unit 4.8% 6.7% 08/23/21 Landmark Dividend / Landmark Infrastructure Partners LP Cash-for-Unit 38.4% 35.0% 03/05/21 Chevron Corporation / Noble Midstream Partners LP Stock-for-Unit 16.7% 18.0% 12/15/20 TC Energy Corporation / TC PipeLines, LP Stock-for-Unit 19.5% 15.5% 07/27/20 CNX Resources Corporation / CNX Midstream Partners Stock-for-Unit 28.1% 3.9% 02/27/20 Equitrans Midstream Corporation / EQM Midstream Partners, LP Stock-for-Unit (1.5%) (5.6%) 12/17/19 Blackstone Infrastructure Partners / Tallgrass Energy LP Cash-for-Unit 56.4% 33.9% 10/01/19 Brookfield Business Partners L.P. / Teekay Offshore Partners L.P. Cash-for-Unit 28.1% 15.1% 09/16/19 Energy Transfer LP / SemGroup Corporation Cash/Unit-for-Share 65.4% 87.3% 08/21/19 Pembina Pipeline Corporation / Kinder Morgan Canada Limited Share-for-Share 37.7% 34.7% 05/10/19 IFM Investors / Buckeye Partners, L.P. Cash-for-Unit 27.5% 23.8% 05/08/19 MPLX LP / Andeavor (Marathon Petroleum Corporation; Andeavor Logistics LP) Unit-for-Unit 1.8% 1.3% 04/02/19 UGI Corporation / AmeriGas Partners, L.P. Cash/Stock-for-Unit 13.5% 22.2% 03/18/19 ArcLight Energy Partners Fund V, L.P. / American Midstream, LP Cash-for-Unit 31.3% 31.2% 02/05/19 SunCoke Energy, Inc. / SunCoke Energy Partners, L.P. Stock-for-Unit 9.3% 19.5% 11/26/18 Dominion Energy, Inc. / Dominion Energy Midstream Partners, LP Stock-for-Unit 3.9% 9.8% 11/26/18 ArcLight Energy Partners Fund VI, L.P. / TransMontaigne Partners L.P. Cash-for-Unit 12.6% 9.2% 11/08/18 Western Gas Equity Partners, LP / Western Gas Partners, LP Unit-for-Unit 7.6% 62.4% 10/22/18 EnLink Midstream, LLC / EnLink Midstream Partners, LP Unit-for-Unit 1.1% (0.5%) 10/18/18 Valero Energy Corporation / Valero Energy Partners LP Cash-for-Unit 6.0% 9.4% 10/09/18 Antero Midstream GP LP / Antero Midstream Partners LP Cash/Stock-for-Unit 63.7% 54.6% 08/01/18 Energy Transfer Equity, L.P. / Energy Transfer Partners, L.P. Unit-for-Unit 11.2% 17.3% 06/09/18 Cheniere Energy, Inc. / Cheniere Energy Partners LP Holdings, LLC Stock-for-Unit 6.6% NA 05/17/18 The Williams Companies, Inc. / Williams Partners L.P. Stock-for-Unit 13.6% 8.8% 05/17/18 Enbridge Inc. / Enbridge Energy Partners, L.P. Stock-for-Unit 13.9% 17.4% 05/17/18 Enbridge Inc. / Spectra Energy Partners, LP Stock-for-Unit 20.8% 19.0% 03/26/18 Tallgrass Energy GP, LP / Tallgrass Energy Partners, L.P. Stock-for-Unit 0.1% NA 02/08/18 Nustar Energy L.P. / Nustar GP Holdings, LLC Unit-for-Unit 1.7% NA 01/02/18 Archrock, Inc. / Archrock Partners, L.P. Stock-for-Unit 23.4% 26.8% Min (1.5%) (5.6%) All Median 13.8% 17.4% Transactions Mean 19.2% 21.9% Max 65.4% 87.3% Min 6.0% 9.2% Cash-for-Unit/Stock Median 28.1% 23.8% Only Mean 28.6% 22.5% Transactions Max 56.4% 35.0% Source: Bloomberg, FactSet, Public filings 1. VWAP premiums paid are calculated by dividing the value of the offer, defined as the exchange ratio multiplied by the closing price of the acquiror’s shares / units on the last trading day prior to announcement plus any cash received, by the 30-, 60- or 90-trading day VWAP of the target as calculated from the last undisturbed trading day prior to the announcement 41

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Valuation of BKEP Common Units For Reference Only Premiums Paid Analysis (cont’d) ($ in millions, except per unit amounts) Summary Results – Cash-for-Unit Transactions 1-Day Prior Spot 20-Day VWAP Share Price as of 10/8/21 $3.07 $3.15 Historical Merger Premium Range 6.0% — 56.4% 9.2% — 35.0% Implied BKEP Unit Price Range $3.25 — $4.80 $3.44 — $4.26 Median Merger Premium 28.1% 23.8% Median-Implied BKEP Unit Value $3.93 $3.90 Summary Results – All Transactions 1-Day Prior Spot 20-Day VWAP Share Price as of 10/8/21 $3.07 $3.15 Historical Merger Premium Range (1.5%) — 65.4% (5.6%) — 87.3% Implied BKEP Unit Price Range $3.02 — $5.08 $2.98 — $5.90 Median Merger Premium 13.8% 17.4% Median-Implied BKEP Unit Value $3.49 $3.70 Source: FactSet 42

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Appendix

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential A. Weighted Average Cost of Capital Analysis

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Weighted Average Cost of Capital Analysis BKEP WACC Analysis – Theoretical Capital Asset Pricing Model ($ in millions, except per unit amounts) Unit/Share Price Market Equity Total Debt and Total Debt / Adjusted Unlevered Partnership/Corporation 4/20/22 Value Preferred Equity Total Capitalization Beta 1 2 Beta Delek Logistics Partners, LP $52.32 $2,274.4 $1,523.7 40.1% 0.57 0.39 Genesis Energy, L.P. 13.00 1,593.5 4,029.2 53.0% 1.24 0.45 Global Partners LP 28.78 985.0 1,427.9 53.4% 0.68 0.34 Holly Energy Partners, L.P. 19.08 2,015.7 1,333.0 39.8% 0.73 0.50 Martin Midstream Partners L.P. 5.60 218.1 499.2 69.6% 0.87 0.33 NuStar Energy L.P. 16.88 1,903.2 4,556.3 49.3% 0.99 0.37 CAPM PBF Logistics LP 16.04 1,004.1 622.5 38.3% 1.06 0.74 Sunoco LP 42.90 4,294.3 3,445.0 44.5% 0.54 0.35 USD Partners LP 6.21 210.1 241.0 53.4% 0.75 0.41 Mean 49.0% 0.83 0.43 Median 49.3% 0.75 0.39 Blueknight Energy Partners, L.P.³ $3.29 $145.5 $409.9 20.7% 0.72 0.24 Risk-free Rate 4 3.1% Unlevered Beta 0.39 Debt / Total Capitalization 20.7% Supply-Side MRP WACC Sensitivity Preferred / Total Capitalization 53.1% Debt and Preferred / Total Capitalization 73.8% Debt + Preferred Adjusted Levered Equity Beta 0.46 / Total Cap Unlevered Beta WACC Supply-Side MRP Historical MRP 0.29 0.34 0.39 0.44 0.49 Market Risk Premium 5 6.2% 7.5% 6 63.8% 9.7% 9.8% 10.0% 10.1% 10.2% Small Company Risk Premium 6.3% 68.8% 9.1% 9.3% 9.4% 9.5% 9.6% Equity Cost of Capital 7 12.3% 12.9% 73.8% 8.6% 8.7% 8.8% 8.9% 8.9% Preferred Equity Cost of Capital 8 8.3% 78.8% 8.0% 8.1% 8.1% 8.2% 8.3% Pre-Tax Cost of Debt 9 7.6% 83.8% 7.4% 7.5% 7.5% 7.6% 7.6% After-Tax Cost of Debt 5.3% Historical MRP WACC Sensitivity WACC 8.8% 8.9% Debt + Preferred / Total Cap Unlevered Beta Note: Capital structure includes effect of dilutive securities and GP interest 0.29 0.34 0.39 0.44 0.49 1. Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 63.8% 9.9% 10.0% 10.2% 10.3% 10.5% 2. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 29.6% 68.8% 9.3% 9.4% 9.5% 9.7% 9.8% 3. Preferred equity value determined using market price as of April 20, 2021 4. 20-year Treasury as of April 20, 2021 73.8% 8.7% 8.8% 8.9% 9.0% 9.1% 5. Source: Duff & Phelps 6. Decile: Micro Cap (10Y) with equity value range of $127.9 million to $190.4 million 78.8% 8.1% 8.2% 8.3% 8.4% 8.4% 7. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk P 83.8% 7.5% 7.5% 7.6% 7.7% 7.8% 8. Based upon the preferred equity yield as of April 20, 2021 9. Based on the cost of borrowing long-term debt for non-investment grade midstream partnerships (i.e.,yield-to-worsts on long-term senior unsecured notes for each partnership) with each selected senior notes’ yield-to-worst extended to 20-years by addition of a premium for U.S. Treasury maturing November 2041 versus U.S. Treasury maturing in the same month as the maturity of each senior notes 43

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Weighted Average Cost of Capital Analysis BKEP WACC Analysis – Expected Market Return ($ in millions, except per unit amounts) Unit/Share Price Market Equity Current Common Distribution/Dividend Total Partnership/Corporation 4/20/22 Value Unit Yield Growth Return Delek Logistics Partners, LP $52.32 $2,274.4 7.5% 5.4% 12.9% Genesis Energy, L.P. 13.00 1,593.5 4.6% 4.3% 8.9% Global Partners LP 28.78 985.0 8.1% —% 8.1% Holly Energy Partners, L.P. 19.08 2,015.7 7.3% 16.5% 23.8% Total Martin Midstream Partners L.P. 5.60 218.1 0.4% —% 0.4% Expected NuStar Energy L.P. 16.88 1,903.2 9.5% 1.1% 10.6% Market PBF Logistics LP 16.04 1,004.1 7.5% —% 7.5% Return Sunoco LP 42.90 4,294.3 7.7% (0.0%) 7.7% USD Partners LP 6.21 210.1 7.8% —% 7.8% Mean 9.7% Median 8.1% Blueknight Energy Partners, L.P. $3.29 $145.5 5.2% NA 5.2% WACC Debt / Total Capitalization 20.7% Preferred / Total Capitalization 53.1% Debt and Preferred / Total Capitalization 73.8% Market Required Equity Return 8.1% Preferred Equity Cost of Capital 8.3% WACC Pre-Tax Cost of Debt¹ 7.6% After-Tax Cost of Debt 5.3% WACC 7.7% Note: Capital structure includes effect of dilutive securities and GP interest 1. Based on the cost of borrowing long-term debt for non-investment grade midstream partnerships (i.e.,yield-to-worsts on long-term senior unsecured notes for each partnership) with each selected senior notes’ yield-to-worst extended to 20-years by addition of a premium for U.S. Treasury maturing November 2041 versus U.S. Treasury maturing in the same month as the maturity of each senior notes 44

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential B. Historical Yields for Low Growth MLPs

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Confidential Historical Yields for Low Growth MLPs Average Yields Over 5-Year Period1 20.0% Average Yield Over 5-Year Period Suburban Propane Partners, L.P. 7.4% 18.0% Stonemor Partners L.P. 9.4% TEPPCO Partners LP 7.8% 16.0% Average 8.2% 14.0% 12.0% 10.0% 8.0% 8.0% 7.0% 6.0% 6.0% 4.0% 2.0% —% Year 1 Year 2 Year 3 Year 4 Year 5 Suburban Propane Partners, L.P. Stonemor Partners L.P. TEPPCO Partners LP Source: FactSet 1. The initial period date for each MLP is as follows: 1/1/10 for Suburban Propane Partners, L.P., 10/24/11 for Stonemor Partners L.P. and 10/25/04 for TEPPCO Partners LP 45

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.